UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 12, 2026 (February 11, 2026)

Bain Capital GSS Investment Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42874	98-1853296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Clarendon Street Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

+1 (617) 516-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	BCSS.U	New York Stock Exchange
Class A ordinary shares included as part of the units	BCSS	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BCSS.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On February 11, 2026, the board of directors (the “Board”) of Bain Capital GSS Investment Corp. (the “Company”) appointed Ruchit Shah to the Board to serve as an independent director of the Board, effective immediately. Mr. Shah will also serve on the Company’s Audit Committee, Compensation Committee and Nominating Committee of the Board.

Mr. Shah, 42, is the Chief Executive Officer and Chief Investment Officer of Council Oaks Partners, a boutique investment firm that focuses on private equity and special situations investing. Prior to launching Council Oaks Partners, Mr. Shah was a Senior Managing Director for M-Cor Capital. Prior to M-Cor, Mr. Shah was Chief Investment Officer for Texas Treasury Safekeeping Trust Company, where he managed approximately $90 billion across multiple pools of capital. Mr. Shah began his career as a Litigator with Baker Botts LLP. Mr. Shah holds a J.D., with Honors from the University of Texas School of Law and a B.A. from the University of Texas at Austin.

Mr. Shah owns 30,000 Class B ordinary shares of the Company.

There is no arrangement or understanding between Mr. Shah and any other person pursuant to which Mr. Shah was selected as a director. The Board has determined that Mr. Shah is independent and has no material direct or indirect interest in a related party transaction, which requires disclosure pursuant to Rule 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2026	BAIN CAPITAL GSS INVESTMENT CORP

	By:	/s/ Patrick Dury
	Name:	Patrick Dury
	Title:	Chief Financial Officer